UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

People Incorporated

(Exact name of registrant as specified in charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	PPLI	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 16, 2026, People Incorporated (the "Company") held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present.

At the Annual Meeting, the Company’s stockholders voted on the proposals set forth below. These proposals are described in detail in the Company’s definitive proxy statement related to the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on June 1, 2026. The final voting results on each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below.

As of the close of business on May 20, 2026, the record date for the Annual Meeting, there were 68,597,997 shares of Company common stock (entitled to one vote per share) and 5,789,499 shares of Company Class B common stock (entitled to ten votes per share) outstanding and entitled to vote. Company common stock and Company Class B common stock are collectively referred to as “Company capital stock.”

1.            A proposal to elect twelve members of the Company’s board of directors (the “Board”), each to hold office until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board). The Company’s stockholders elected each of the nominees to the Board on the basis of the following voting results:

Elected by holders of Company common stock voting as a separate class:

	FOR	WITHHELD	BROKER NON-VOTES
Tor R. Braham	39,814,180	9,713,122	6,115,721
Alan G. Spoon	40,689,332	8,837,970	6,115,721
Richard F. Zannino	47,681,872	1,845,430	6,115,721

Elected by holders of Company capital stock, voting together as a single class:

	FOR	WITHHELD	BROKER NON-VOTES
Chelsea Clinton	105,991,848	1,430,444	6,115,721
Barry Diller	105,430,631	1,991,661	6,115,721
Michael D. Eisner	93,294,445	14,127,847	6,115,721
Bonnie S. Hammer	94,244,312	13,177,981	6,115,721
Victor A. Kaufman	105,848,967	1,573,325	6,115,721
Bryan Lourd	106,050,678	1,371,614	6,115,721
David Rosenblatt	92,441,195	14,981,097	6,115,721
Maria Seferian	106,140,461	1,281,831	6,115,721
Alexander von Furstenberg	105,985,889	1,436,403	6,115,721

2.             A non-binding advisory vote on the Company’s 2025 executive compensation. This proposal was approved by the holders of Company capital stock, voting together as a single class, on the basis of the following voting results:

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
80,590,428	26,411,230	420,635	6,115,721

3.             A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year. This proposal was approved by the holders of Company capital stock, voting together as a single class, on the basis of the following voting results:

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
113,342,015	113,364	82,634	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People Incorporated

By:	/s/ Kendall Handler
Name:	Kendall Handler
Title:	Executive Vice President, Chief Legal Officer and Secretary

 Date: July 17, 2026